UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2005 (August 10, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On August 16, 2005, Chesapeake Energy Corporation (the “Company”) filed a Form 8-K under Item 3.02 Unregistered Sales of Equity Securities. The purpose of this amendment is to correct typographical errors in the text of that report. The following provides the corrected information for the reported transactions.

Effective August 10, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 1,948,342 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 30,500 shares of the Company’s 4.125% preferred stock, representing 13.0% or $30.5 million of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on August 16, 2005 and the 30,500 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective August 10, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share, to issue 862,735 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 136,820 shares of the Company’s 5.0% (Series 2003) preferred stock, representing 7.9% or $13,682,000 of the aggregate outstanding liquidation value of the Company’s 5.0% (Series 2003) preferred stock. The transaction closed on August 15, 2005 and the 136,820 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction is exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective August 11, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 718,983 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 11,265 shares of the Company’s 4.125% preferred stock, representing 5.5% or $11,265,000 of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on August 16, 2005 and the 11,265 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction is exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective August 12, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 801,296 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 12,558 shares of the Company’s 4.125% preferred stock, representing 6.5% or $12,558,000 of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on August 17, 2005 and the 12,558 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction is exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	August 17, 2005

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